UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                December 30, 2002


                         MIDWEST VENTURE HOLDINGS, INC.
                 -----------------------------------------------
                 (EXACT NAME OF REGISTRANT SPECIFIED IN CHARTER)

                              Gatlin Holdings, Inc.
                                  (Former Name)


NEVADA                             000-26569                         88-9399260
--------------------------------------------------------------------------------
(STATE OF                       (COMMISSION FILE                (IRS EMPLOYER
INCORPORATION)                      NUMBER)                  IDENTIFICATION NO.)


                        350 E. Michigan Avenue, suite 410
                         Kalamazoo, Michigan 49007-3800
               --------------------------------------------------
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES and ZIP CODE)


                                 (616) 349-3971
               --------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 5.  OTHER EVENTS.

     On December 30, 2002, Midwest Venture Holdings, Inc. ("Midwest") announced that it had entered into an Agreement and Plan of Reorganization, (the "Reorganization Agreement") which sets forth the terms and conditions of a proposed business combination of Midwest and Inspirations Product Group, Inc., a California corporation ("IPG"). Pursuant to the Reorganization Agreement, IPG'S shareholders will exchange 100% of the outstanding shares of IPG for 25,000,000 newly issued, shares of Midwest. IPG will, as a result, become a wholly-owned subsidiary of Midwest.

         IPG was formed as a California corporation to manage the commercialization of a private library owned by the Vatican. The Vatican Library has authorized and licensed a third-party organization to make products and services available (including authorized use of the Vatican Library name and official logo), utilizing the contents of the Biblioteca Apostolica Vaticana ("BAV"), a private library of the Popes founded in 1451. The Vatican Library is physically comparable to six football fields in volume and holds one of the great collections of art, manuscripts, sculpture, and historical documents that exists in the world. Inspirations Product Group is the approved worldwide licensing representative of the organizations that hold the license rights for the Vatican Library. The Company has been formed specifically to fully exploit these commercial opportunities on a global basis. Inspirations Product Group has also negotiated terms for, and intends to acquire the exclusive worldwide license rights of, the official Vatican Library retail stores, kiosks, and other points of sale. The Company has been formed specifically to fully develop these licensing sales and retail store commercial opportunities on a global basis. Inspiration Products Group's business agreement with the Vatican Library's exclusive license holders will permit the Company to exclusively develop various Vatican Library "at retail" programs worldwide. A multi-platform business plan has been developed to maximize the potential of the exclusively licensed Vatican Library rights being acquired by the Company. This plan includes business development in the following areas.

     -    Vatican Library Collection Church Kiosk Program

     -    Vatican Library Collection Product Displays in U.S. Shrines

     -    Church & Shrine Program Product Fulfillment

     -    The Direct Marketing of Targeted Vatican Library Branded Products.

      At the Effective Time of the Reorganization (as defined in the Reorganization Agreement), all shares of IPG common stock, par value $0.001 per share (the "IPG Common Stock") shall collectively be converted into shares of common stock, $.001 par value per share, of Midwest (the "Midwest Common Stock"). At the Effective Time of the Reorganization, Midwest will issue a total of 25 million shares of Initial Midwest Reorganization Stock to the stockholders of IPG, at which time an aggregate of 25,157,371 million shares of Fully-Diluted Midwest Common Stock and 1,450,000 shares of MVHI Preferred Shares will be issued and outstanding.

     Consummation of the Reorganization is subject to various conditions, including the approval by the IPG stockholders, approval of the MVHI stockholders, the receipt of required regulatory approvals, if any, and the completion of due diligence. A copy of the Reorganization Agreement is attached hereto as Exhibit 2.1.

      There can be no assurance that the Reorganization (or any of the transactions contemplated thereby) will be consummated or, if consummated, as to the timing thereof.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND Exhibits.

(a):  Not Applicable

(b):  Not Applicable

(c):  Exhibits:

      2.1 Agreement and Plan of Reorganization dated December 20, 2002, among Midwest, IPG and certain stockholders of IPG.

      99.1 Press Release dated December 24, 2002, announcing the execution of the Agreement and Plan of Reorganization between MVHI and IPG.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Midwest Venture Holdings, Inc.



                                    By: /s/Shane Jones
                                    ----------------------------------------
                                        Shane Jones, President

Dated:  December 30, 2002

                                   Exhibit 2.1






                            -------------------------


                      AGREEMENT AND PLAN OF REORGANIZATION


                                  BY AND AMONG


                        INSPIRATION PRODUCTS GROUP, INC.


                                ITS SHAREHOLDERS


                                       AND


                         MIDWEST VENTURE HOLDINGS, INC.


                            -------------------------




                                TABLE OF CONTENTS

                                                                                                                 Page


ARTICLE I - AGREEMENT.............................................................................................8

   1.1     Plan of Reorganization.................................................................................8
   1.2     Exchange of Stock......................................................................................8
   1.3     Delivery of Shares.....................................................................................9
   1.4     Capital Structure of Inspiraton Products Group, LLC (IPG)..............................................9
   1.5     Present Capital Structure of Midwest Venture Holdings, Inc. (MVHI).....................................9
   1.6     Capital Structure of MVHI at the Closing..............................................................10
   1.7     No Changes in Capitalization..........................................................................10
   1.8     Capital Structure of MVHI After the Closing...........................................................10

ARTICLE II - CLOSING; EFFECTIVE DATE.............................................................................11

   2.1     Closing...............................................................................................11
   2.2     Closing Documents.....................................................................................11

ARTICLE III - REPRESENTATIONS AND WARRANTIES OF MVHI.............................................................11

   3.1     Organization and Qualification; Subsidiaries..........................................................12
   3.2     Articles of Incorporation and Bylaws..................................................................12
   3.3     Authority Relative to This Agreement..................................................................12
   3.4     No Conflict; Required Filings and Consents............................................................13
   3.5     Compliance; Permits...................................................................................13
   3.6     Financial Statements..................................................................................14
   3.7     Commission Filings....................................................................................14
   3.8     OTCBB.................................................................................................15
   3.9     State Takeover Statutes...............................................................................15
   3.10    No Undisclosed Liabilities............................................................................15
   3.11    Absence of Certain Changes or Events..................................................................16
   3.12    Employee Benefit Plans................................................................................16
   3.13    Labor Matters.........................................................................................16
   3.14    Restrictions on Business Activities...................................................................16
   3.15    Title to Property.....................................................................................16
   3.16    Taxes.................................................................................................16
   3.17    Environmental Matters.................................................................................17
   3.18    Intangible Assets.....................................................................................18
   3.19    Agreements, Contracts and Commitments.................................................................18
   3.20    Insurance.............................................................................................19
   3.21    Directors and Officers................................................................................19
   3.22    Transfer Agent........................................................................................19
   3.23    Stock Transfer Records................................................................................19
   3.24    Corporate Record Books................................................................................20



   3.25    Related Party Transactions............................................................................20
   3.26    Board Approval........................................................................................20
   3.27    Vote Required.........................................................................................20
   3.28    Disclosures...........................................................................................20
   3.29    Confidentiality and Non Disclosure....................................................................20
   3.30    Access to Information.................................................................................20

ARTICLE IV - REPRESENTATIONS AND WARRANTIES OF CYRO AND THE SHAREHOLDERS.........................................21

   4.2     Articles of Incorporation and Bylaws..................................................................21
   4.3     Authority Relative to This Agreement..................................................................21
   4.4     No Conflict; Required Filings and Consents............................................................22
   4.5     Compliance; Permits...................................................................................22
   4.6     Financial Statements..................................................................................23
   4.7     No Undisclosed Liabilities............................................................................23
   4.8     Absence of Litigation.................................................................................23
   4.9     Labor Matters.........................................................................................23
   4.10    Restrictions on Business Activities...................................................................24
   4.11    Title to Property.....................................................................................24
   4.12    Taxes.................................................................................................24
   4.13    Environmental Matters.................................................................................24
   4.14    Intangible Assets.....................................................................................25
   4.15    Directors and Officers................................................................................25
   4.16    Corporate Record Books................................................................................25
   4.17    Lack of Disputes......................................................................................26
   4.18    Board Approval........................................................................................26
   4.19    Vote Required.........................................................................................26
   4.20    Disclosures...........................................................................................26
   4.21    Confidentiality and Non Disclosure....................................................................26
   4.22    Access to Information.................................................................................26

ARTICLE V - TERMINATION, AMENDMENT AND WAIVERS...................................................................26

   5.1     Termination...........................................................................................26
   5.2     Notice of Termination; Effect of Termination..........................................................27
   5.3     Fees and Expenses.....................................................................................27
   5.4     Amendment.............................................................................................27
   5.5     Waiver................................................................................................27

ARTICLE VI - LEAK-OUT AGREEMENTS; PUBLIC DISCLOSURE..............................................................28

   6.1     Public Disclosure.....................................................................................28

ARTICLE VII - GENERAL PROVISIONS.................................................................................28

   7.1     Non-Survival..........................................................................................28
   7.2     Notices...............................................................................................28


   7.3     Further Assurances....................................................................................29
   7.4     Interpretation........................................................................................29
   7.5     Counterparts..........................................................................................29
   7.6     Entire Agreement; Third Party Beneficiaries...........................................................29
   7.7     Severability..........................................................................................29
   7.8     Other Remedies; Specific Performance..................................................................30
   7.9     Governing Law.........................................................................................30

EXHIBITS:

List of IPG Shareholders...                          A

                      AGREEMENT AND PLAN OF REORGANIZATION

         This Agreement and Plan of Reorganization is entered into on this __ day of December, 2002 ("Agreement"), by and among INSPIRATION PRODUCTS GROUP, Inc., a Nevada corporation ("IPG"), the undersigned Shareholders of IPG (the "Shareholders") and MIDWEST VENTURE HOLDINGS, INC., a Nevada corporation ("MVHI").

                                    RECITALS

     WHEREAS, the Shareholders own beneficially and of record all of the issued and outstanding Units of Shareholders interests of IPG; and

         WHEREAS, MVHI desires to acquire 100% of the issued and outstanding IPG Shareholders interests, making IPG a wholly-owned subsidiary of MVHI and the Shareholders desire to make a tax-free exchange of their IPG Shareholders interests solely for shares of common stock, par value $.001 per share (the "MVHI Common Stock"), of MVHI; and

         WHEREAS, the parties intend, by entering into this Agreement, to adopt a plan of reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code").

         NOW, THEREFORE, in consideration of the covenants, promises and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                    ARTICLE I
                                    AGREEMENT

         1.1 Plan of Reorganization. IPG and MVHI agree that one hundred (100%) percent of the issued and outstanding shares of IPG shall be acquired by MVHI in a transaction qualifying as a tax-free stock-for-stock exchange pursuant to
Section 368(a)(1)(B) of the Code in exchange solely for shares of MVHI Common Stock.

         1.2 Exchange of Stock. As of the date hereof, IPG has 1000 common shares issued and outstanding. At the Closing (as hereinafter defined), all of such shares of IPG Common Stock will be exchanged for 25,000,000 shares of restricted MVHI Common Stock. A list of the holders of IPG common shares and the shares of MVHI Common Stock each is to receive will be provided by IPG to MVHI at least two business days prior to the date on which the Closing Date. This list of IPG shareholders shall be attached hereto as Exhibit "A". These shareholders represent and warrant to MVHI that the shares of MVHI Common Stock that each will receive are being acquired for investment for each Stockholder's own account and not with a view to sale, resale or distribution except in compliance with applicable federal and state securities laws. The Shareholders understand that the shares of MVHI Common Stock they will acquire have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities law, that they are "restricted securities" as defined under the Securities Act and that the certificates representing such shares of MVHI Common Stock will bear a legend to such effect. The Shareholders further represent and warrant to MVHI that they are Accredited Investors (as defined pursuant to the Securities Act) and that if any of the Shareholders is an entity, it was not organized for the purpose of acquiring the MVHI Common Stock. The Shareholders have had access and examined through the Edgar program of the Securities and Exchange Commission all reports, filings and other documents filed by MVHI with the Securities and Exchange Commission (the "SEC").

         1.3 Delivery of Shares. At the Closing, certificates representing all of the issued and outstanding shares of IPG shall be delivered to MVHI, duly endorsed for transfer or accompanied by appropriate stock powers duly executed. MVHI will receive valid title to such shares of IPG Shareholders interests, free and clear of all liens and other encumbrances. At the Closing, MVHI shall issue and deliver to the Shareholders shares of MVHI Common Stock as provided in the list delivered to MVHI pursuant to Section 1.2.

     1.4 Capital Structure of IPG. The authorized shares of IPG consists of 1000 common shares. No other class of shares are authorized.

         1.5 Present Capital Structure of MVHI. The authorized capital stock of MVHI consists of 45,000,000 shares of MVHI Common Stock, of which 157,371 shares are issued and outstanding, and 5,000,000 of preferred stock, of which 1,000,000 are issued and outstanding. All of the issued and outstanding MVHI Common Stock and Preferred Shares have been duly authorized and validly issued, and are fully paid and nonassessable and was issued free of preemptive rights. Except as set forth in this Agreement, there are no outstanding options, warrants, conversion rights, preemptive rights or other rights to subscribe for, purchase or otherwise acquire any shares of MVHI Common Stock, or any obligation of MVHI to issue any shares of MVHI Common Stock.

         1.6 Capital Structure of MVHI at the Closing. Prior to the Closing, MVHI shall duly and validly adopt, in form and substance acceptable to IPG, corporate resolutions by unanimous written consent of the Board of Directors of MVHI and by the written consent of the holders of a majority of the MVHI Common Stock to authorize and approve the following actions:

         (a) An amendment to its Articles of Incorporation to change the corporate name to INSPIRATION PRODUCTS GROUP, INC., or such other name as may be mutually agreed between MVHI and IPG.

         (b) Approving and authorizing the execution, delivery and performance of this Agreement by MVHI, including the issuance of 25,000,000 new shares of restricted MVHI Common Stock to the Shareholders.

         (c) All present directors shall resign and Jon P. Taffer shall be appointed as Chairman as of the Closing Date, until such time as a new Board of Directors is elected.

     (d) A resolution to register and issue 3,000,000 shares pursuant to a S-8 registration statement is adopted.

         1.7 No Changes in Capitalization. Other than as described in Section 1.6, prior to the Closing Date, MVHI will not (i) make any change in its Articles of Incorporation or By-laws, issue any additional shares of MVHI Common Stock or any other security or grant any option, warrant or right to acquire any shares of MVHI Common Stock or any other security or alter or make any change in any of its outstanding securities or its capitalization, whether by reason of a reclassification, recapitalization, split, stock dividend, combination, exchange or otherwise, or (ii) redeem, retire, purchase or otherwise acquire, directly or indirectly, any shares of MVHI Common Stock or any other security or declare or pay any dividends or other distributions in respect of such shares or securities.

         1.8 Capital Structure of MVHI After the Closing. After the Closing, including the actions described in Section 1.6, the following shall represent all of the issued and outstanding securities of MVHI:





                                                           Post-Closing Shares of MVHI
                  Holders                                     Common Stock                          Percentage

IPG Shareholders                                               25,000,000                              99.4%

Pre-Closing Holders of MVHI Common Stock 1

                                                                  157,371                                .6%
                                                                 --------                               ----
                  Totals                                       25,157,371                            100.00%






                                   ARTICLE II
                             CLOSING; EFFECTIVE DATE

         2.1 Closing. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at 10:00 A.M., Eastern Daylight Time, on December 18, 2002 or at such other time and date as the parties shall agree in writing (the "Closing Date"), at the offices of L. Van Stillman, PA, 1177 George Bush Blvd., Suite 308, Delray Beach, Florida 33483 or at such other place as the parties shall agree in writing.

     2.2 Closing Documents. (a) At the Closing, MVHI and IPG shall deliver all certificates.

         (b) The effective date of the reorganization, for accounting purposes, shall be determined by the company's accountants so as to provide the maximum tax benefits.

         (c) All certificates, instruments, opinions and other documents to be executed or delivered by or on behalf of MVHI or Mr. MVHI under the provisions of this Agreement, and all other actions and proceedings to be taken by or on behalf of MVHI or Mr. MVHI in furtherance of the transaction contemplated hereby, shall be satisfactory in form and substance to IPG and the Shareholders.

--------
     1 Does not include 1,000,000 shares of preferred shares, as previously described.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES
                                     OF MVHI

         MVHI represents and warrants to IPG and the Shareholders as set forth in this Article III:

         3.1 Organization and Qualification; Subsidiaries. MVHI was incorporated in Nevada on September 1, 1995. MVHI is duly incorporated, validly existing and in good standing under the laws of Nevada and has the requisite corporate power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being conducted and as proposed to be conducted after the Closing. MVHI is in possession of all franchises, grants, authorizations, licenses, permits, easements, consents, certificates, approvals and orders necessary to own, lease and operate the properties it purports to own, operate or lease and to carry on its business as it is now being conducted. MVHI is duly qualified or licensed as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its activities makes such qualification or licensing necessary. Other than pursuant to this Agreement, MVHI does not directly or indirectly own, or have the right or obligation to acquire, any equity or similar interest in, or any interest convertible or exchangeable or exercisable for, any equity or similar interest in, any corporation, partnership, limited liability company, joint venture or other business, association or entity.

         3.2 Articles of Incorporation and Bylaws. MVHI has previously furnished directly or through filings with the Securities and Exchange Commission to IPG and the Shareholders a complete and correct copy of its Articles of Incorporation and Bylaws as amended to date. Such Articles of Incorporation and Bylaws are in full force and effect. MVHI is not in violation of any of the provisions of its Articles of Incorporation or Bylaws.

         3.3 Authority Relative to This Agreement. MVHI has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and, subject to obtaining the approval of this Agreement by the holders of a majority of the outstanding shares of MVHI Common Stock, to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by MVHI and the consummation by MVHI of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of MVHI and no other corporate proceedings on the part of MVHI are necessary to authorize this Agreement or to consummate the transactions contemplated hereby (other than the approval of this Agreement by the holders of a majority of the outstanding shares of MVHI Common Stock). This Agreement has been duly and validly executed and delivered by MVHI and, assuming the due authorization, execution and delivery by IPG and the Shareholders, constitutes a legal and binding obligation of MVHI, enforceable against MVHI in accordance with its terms.

         3.4 No Conflict; Required Filings and Consents. (a) The execution and delivery of this Agreement by MVHI do not, and the performance of this Agreement by MVHI shall not, (i) conflict with or violate its Articles of Incorporation or Bylaws, (ii) subject to obtaining the approval of this Agreement by the holders of a majority of the outstanding shares of MVHI Common Stock, conflict with or violate any law, rule, regulation, order, judgment or decree applicable to MVHI or by which it or any of its properties is bound or affected, or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or impair MVHI's rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the properties or assets of MVHI pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which MVHI is a party or by which MVHI or any of its properties is bound or affected.

         (b) The execution and delivery of this Agreement by MVHI do not, and the performance of this Agreement by MVHI shall not, require any consent, approval, authorization or permit of, or filing with or notification to, any court, administrative agency, commission, or governmental or regulatory authority, domestic or foreign, except for applicable requirements, if any, of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), state securities laws, and the rules and regulations thereunder, and the rules and regulations of NASDAQ.

         3.5 Compliance; Permits. (a) MVHI is not in conflict with, or in default or violation of, (i) any law, rule, regulation, order, judgment or decree applicable to MVHI or by which any of its properties is bound or affected, or (ii) any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which MVHI is a party or by which MVHI or any of its properties is bound or affected. No investigation or review by any governmental or regulatory body or authority is pending or, to the knowledge of MVHI, threatened against MVHI, nor has any governmental or regulatory body or authority indicated an intention to conduct the same.

         (b) MVHI holds all permits, licenses, variances, exemptions, orders and approvals from governmental authorities which are necessary or desirable to the operation of the business of MVHI (collectively, the "MVHI Permits"). MVHI is in compliance in all respects with the terms of the MVHI Permits.

         3.6      Financial Statements      MVHI has:

         (a) Filed with the Securities and Exchange Commission financials statements that are accurate and that are required by the Commission.

         (b) All the Financial Statements have been prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied throughout the periods involved. As of the date of any of such balance sheets, except to the extent reflected therein, MVHI did not have any liabilities or obligations (absolute or contingent) which should be reflected in a balance sheet or the notes thereto prepared in accordance with GAAP, and all assets reflected therein are properly reported and present fairly the value of the assets of MVHI in accordance with GAAP. Such statements of operations and comprehensive income present fairly the results of operations of MVHI for the periods indicated. Such statements of changes in shareholders' equity and cash flows present fairly the information, which should be presented therein in accordance with GAAP. As of the Closing Date, MVHI will have no assets or liabilities.

         (c) The financial and other books and records of MVHI are complete and correct and have been maintained in accordance with good business and accounting practices, and the Financial Statements can be reconciled with such books and records.

         3.7 Commission Filings. Since such date MVHI was first required to make (or has voluntarily made) such filings, MVHI believes it has filed with the SEC all Annual Reports on Form 10-KSB, Quarterly Reports on Form 10-QSB, Current Reports on Form 8-K, proxy materials, registration statements and other reports and documents required to be filed by it pursuant to federal securities laws and has made all other filings with the SEC required to be made (collectively, the "MVHI Commission Filings"). MVHI has satisfied all requirements to be a "small business issuer" as defined pursuant to the Exchange Act. The MVHI Commission

Filings, including all Financial Statements included therein, (i) were prepared in all material respects in accordance with the requirements of the Exchange Act and the rules and regulations thereunder, and the Securities Act and the rules and regulations thereunder, as the case may be, and (ii) did not (as of their respective filing dates, mailing dates or effective dates, as the case may be) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. MVHI has complied with and is, as of the date hereof, in compliance with all state securities or "Blue Sky" laws and regulations.

         3.8 OTCBB. MVHI and its market makers have complied with and are current with all applicable requirements for the MVHI Common Stock to be quoted on the OTC Bulletin Board ("OTCBB") under the symbol "MVHI". Neither MVHI nor any of its market makers have received any notice, nor to their knowledge is it threatened, that at any time the MVHI Common Stock may no longer be eligible to be quoted on the OTCBB.

         The shares of MVHI Common Stock issuable to the Shareholders and the consultants pursuant to this Agreement, when issued, will be duly authorized and validly issued, fully paid and nonassessable and free of any preemptive rights and will be eligible to be quoted on the OTCBB. There has been no stop order issued by any regulatory authority including, without limitation, the NASD, the SEC or any state regulatory authority relating to MVHI or the MVHI Common Stock and MVHI has not received any notice of any investigation or other proceeding that could result in any stop order.

         3.9 State Takeover Statutes. MVHI and its Board of Directors have taken all action required to be taken in order to render inapplicable to this Agreement and the transactions contemplated hereby the provisions of all anti-takeover and related, affiliated or interested party transaction laws and regulations of any state, including, without limitation, Sections 78.378 to
78.3793 and 78.411 to 78.444 of the Nevada Revised Statutes.

         3.10 No Undisclosed Liabilities. MVHI does not have any liabilities (absolute, accrued, contingent or otherwise) except (i) liabilities provided for in MVHI's balance sheet as the 10-QSB dated December __, 2002 and (ii) banking, accounting, legal and printing fees associated with the transactions contemplated by this Agreement, which do not exceed $5,000.00 in the aggregate and (iii) that certain obligation to Maricopa Equity Management Corp., which

MVHI agrees to satisfy, or have a settlement agreement executed at or prior to the Closing of this Agreement.

         3.11 Absence of Certain Changes or Events. Since November 15, 2002, MVHI has conducted no business and has incurred no liabilities, except in connection with the transactions contemplated by this Agreement. Since November 15, 2002 no material change has occurred in the financial condition, assets, liabilities or business of MVHI.

         3.12 Employee Benefit Plans. MVHI is not a party to any oral or written
(i) contract for the employment of any officer or employee; (ii) profit sharing, bonus, deferred compensation, pension or retirement plan, agreement or arrangement; (iii) collective bargaining agreement; or (iv) employee fringe or benefit plan, commitment or other arrangements (whether or not set forth in a written document and including, without limitation, all "employee benefit plans" within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), that covers any active or former employee, director or consultant of MVHI, or with respect to which MVHI has or may in the future have liability.

         3.13 Labor Matters. There is no litigation pending or, to the knowledge of MVHI, threatened, between MVHI and any of its employees. As of the date of this Agreement, MVHI is not a party to any collective bargaining agreement or other labor union contract applicable to persons employed by MVHI nor does MVHI know of any activities or proceedings of any labor union to organize any such employees. As of the date of this Agreement, MVHI has no knowledge of any strikes, slowdowns, work stoppages or lockouts, or threats thereof, by or with respect to any employees of MVHI.

         3.14 Restrictions on Business Activities. There is no agreement, judgment, injunction, order or decree binding upon MVHI which has or could reasonably be expected to have the effect of prohibiting or impairing any business practice of MVHI, any acquisition of property by MVHI or the conduct of business by MVHI as currently conducted or as proposed to be conducted after the consummation of the transactions contemplated by this Agreement.

         3.15     Title to Property.  MVHI owns no real property.

         3.16 Taxes. Prior to the Closing, MVHI will have timely filed all tax returns required to be filed by it, have paid all Taxes (as defined below) shown thereon to be due and have provided adequate accruals in all respects in accordance with GAAP in its financial statements for any Taxes that have not been paid, whether or not shown as being due on any returns. In addition, (i) no claim for unpaid Taxes that are currently, or will be prior to the Closing, due and payable has become a lien against the property of MVHI or is being asserted against MVHI, (ii) no audit of any Tax Return (as defined below) of MVHI is being conducted by a tax authority, (iii) no extension of the statute of limitations on the assessment of any Taxes has been granted by MVHI and is currently in effect and (iv) there is no agreement, contract or arrangement to which MVHI is a party that may result in the payment of any amount that would not be deductible pursuant to Sections 280G, 162(a) (by reason of being unreasonable in amount), 162(b) through (p) or 404 of the Code. As used herein, "Taxes" shall mean all taxes of any kind, including, without limitation, those on or measured by or referred to as income, gross receipts, sales, use, ad valorem, franchise, profits, license, withholding, payroll, employment, excise, severance, stamp, occupation, premium, value added, property or windfall profits taxes, customs, duties or similar fees, assessments or charges of any kind whatsoever, together with any interest and any penalties, additions to tax or additional amounts imposed by any governmental authority, domestic or foreign. As used herein, "Tax Return" shall mean any return, report or statement required to be filed with any governmental authority with respect to Taxes.

         3.17 Environmental Matters. MVHI (i) has obtained all applicable permits, licenses and other authorizations which are required under Federal, state or local laws relating to pollution or protection of the environment, including laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, or hazardous or toxic materials or wastes into ambient air, surface water, ground water, or land or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants or hazardous or toxic materials or wastes by MVHI (or its respective agents); (ii) is in material compliance with all terms and conditions of such required permits, licenses and authorizations, and also is in compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in such laws or contained in any regulation, code, plan, order, decree, judgment, notice or demand letter issued, entered, promulgated or approved thereunder; (iii) as of the date hereof, is not aware of nor has received notice of any event, condition, circumstance, activity, practice, incident, action or plan which is reasonably likely to interfere with or prevent continued compliance or which would give rise to any common law or statutory liability, or otherwise form the basis of any claim, action, suit or proceeding, based on or resulting from MVHI's (or any of its respective agents) manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling, or the emission, discharge, or release into the environment, of any pollutant, contaminant, or hazardous or toxic material or waste; and (iv) has taken all actions necessary under applicable requirements of Federal, state or local laws, rules or regulations to register any products or materials required to be registered by MVHI (or any of its respective agents).

         3.18 Intangible Assets. MVHI has full rights to all patents and patent applications (pending or in the process of preparation), domestic or foreign, patent rights, trademarks, trade names and licenses under the patents of others, trade secrets, secret processes and other proprietary rights of every kind and nature used by MVHI at any time or necessary for use by MVHI in its business as presently conducted. None of the foregoing are owned or controlled in whole or in part directly or indirectly by any of MVHI's officers, directors, employees, consultants or independent contractors. All such patents, patent applications, patent rights and licenses are valid and effective in accordance with their terms, and all such trade names, trade secrets, secret processes and other proprietary rights are valid and effective. The conduct of MVHI's business or any other actions by MVHI has not and does not infringe upon the patents, trademarks, trade secrets, or copyrights or other intellectual property rights of any other party. MVHI has not received any notice of any claim of infringement. There are no agreements, contracts or obligations under which MVHI is obligated with respect to, or is using, any patents, patent applications, patent rights, trademarks, trade names, licenses under the patents of others, trade secrets, secret processes or other proprietary rights.

     3.19 Agreements, Contracts and Commitments. MVHI is not a party to and is not bound by:

         (a) any employment or consulting agreement, contract or commitment with any officer, director or member of MVHI's Board of Directors;

         (b) any agreement or plan, including, without limitation, any stock option plan, stock appreciation right plan or stock purchase plan, any of the benefits of which will be increased, or the vesting of benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement;

         (c) any agreement, contract or commitment containing any covenant limiting in any respect the right of MVHI to engage in any line of business or to compete with any person; or

         (d) any agreement, contract or commitment currently in force relating to the disposition or acquisition by MVHI after the date of this Agreement of any assets not in the ordinary course of business or pursuant to which MVHI has any material ownership interest in any corporation, partnership, limited liability company, joint venture or other business enterprise.

         MVHI is not and, to MVHI's knowledge, no other party is in breach, violation or default under, and MVHI has not received written notice that it has breached, violated or defaulted under, any of the terms or conditions of any of the agreements, contracts or commitments to which MVHI is a party or by which any of its properties is bound or affected.

         3.20 Insurance. MVHI has timely made all claims under all insurance policies and fidelity bonds. There is no claim by MVHI pending under any of such policies or bonds as to which coverage has been questioned, denied or disputed by the underwriters of such policies or bonds.

         3.21 Directors and Officers. MVHI has delivered to IPG and the Shareholders a complete list of the current Board of Directors and officers of MVHI.

     3.22 Transfer Agent. Stalt, Inc. acts as MVHI's transfer agent. MVHI does not owe any money to Stalt, Inc. and MVHI is in compliance with all relative agreements.

         3.23 Stock Transfer Records. The stock transfer books and stock ledgers of MVHI are in good order, complete, accurate, and up to date, and with all necessary signatures, and set forth all stock and securities issued, transferred and surrendered. No duplicate certificate has been issued at any time heretofore without an adequate indemnity agreement and/or bond being posted. No transfer has been made without surrender of the proper certificate duly endorsed. All certificates so surrendered have been duly cancelled and are attached to the proper stubs with all necessary stock powers attached hereto.

         3.24 Corporate Record Books. The corporate record books of MVHI are in reasonable order, accurate, up to date, with all necessary signatures, and set forth all recent meetings and actions set forth in all certificates of votes of Shareholders or directors furnished to anyone at any time.

         3.25 Related Party Transactions. Neither any officer nor any director or employee of MVHI, nor any spouse or child of any of them, has any direct or indirect interest in any competitor, supplier, customer or transfer agent or market maker for any securities of MVHI or in any person from whom or to whom MVHI leases any real or personal property, or in any other person with whom MVHI is doing business.

         3.26 Board Approval. The Board of Directors of MVHI has, as of the date of this Agreement, (i) approved, subject to stockholder approval, this Agreement and the transactions contemplated hereby, (ii) determined that this Agreement is in the best interests of the Shareholders of MVHI and is on terms that are fair to such Shareholders and (iii) recommended that the Shareholders of MVHI approve this Agreement.

         3.27 Vote Required. The affirmative vote of the holders of a majority of the outstanding shares of MVHI Common Stock is the only vote of the holders of any class or series of MVHI's capital stock necessary to approve this Agreement and the transactions contemplated hereby.

         3.28 Disclosures. None of the representations or warranties by MVHI in this Agreement and no statement contained in any certificate or other writing furnished by MVHI in connection herewith contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained herein or therein not misleading.

         3.29 Confidentiality and Non Disclosure. None of the parties hereto shall disclose to any third party any information obtained pursuant to this Agreement or relating to any other party which is not otherwise generally available to the public or not already within its knowledge, except as may be required by applicable law or as expressly agreed by the parties.

         3.30 Access to Information. MVHI has provided IPG, the Shareholders and their representatives (i) full access to all of its offices, properties, books, records, documents and personnel and furnished such information regarding MVHI as they may have requested; and (ii) any and all relevant documents regarding securities filings, broker dealer due diligence packages and offering memorandums and copies of all SEC filings.


                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES
                           OF IPG AND THE SHAREHOLDERS

         IPG and the Shareholders represent and warrant to MVHI as set forth in this Article IV:

         4.1 Organization and Qualification. IPG was duly incorporated in Nevada and is validly existing and in good standing under the laws of Nevada and has the requisite corporate power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being conducted. IPG is in possession of all franchises, grants, authorizations, licenses, permits, easements, consents, certificates, approvals and orders necessary to own, lease and operate the properties it purports to own, operate or lease and to carry on its business as it is now being conducted. IPG is duly qualified or licensed as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its activities makes such qualification or licensing necessary.

         4.2 Articles of Association and Operating Agreement. IPG has previously furnished to MVHI a complete and correct copy of its Articles of Association and Operating Agreement, as amended to date. Such Articles of Association and Operating Agreement are in full force and effect. IPG is not in violation of any of the provisions of its Articles of Association and Operating Agreement.

         4.3 Authority Relative to This Agreement. IPG has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and, subject to obtaining the approval of this Agreement by the holders of a majority of the outstanding Shareholders Interests of IPG, to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by IPG and the consummation by IPG of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of IPG and no other corporate proceedings on the part of IPG are necessary to authorize this Agreement or to consummate the transactions contemplated hereby (other than the approval of this Agreement by the holders of a majority of the outstanding shares of IPG Shareholders Units). This Agreement has been duly and validly executed and delivered by IPG and the Shareholders and, assuming the due authorization, execution and delivery by MVHI, constitutes a legal and binding obligation of IPG and the Shareholders, enforceable against IPG and the Shareholders in accordance with its terms.

         4.4 No Conflict; Required Filings and Consents. (a) The execution and delivery of this Agreement by IPG and the Shareholders do not, and the performance of this Agreement by IPG and the Shareholders shall not, (i) conflict with or violate IPG's Articles of Association and Operating Agreement,
(ii) subject to obtaining the approval of this Agreement by the holders of a majority of the outstanding Units of IPG Shareholders interests, conflict with or violate any law, rule, regulation, order, judgment or decree applicable to IPG or by which it or any of its properties is bound or affected, or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or impair IPG's rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the properties or assets of IPG pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which IPG is a party or by which IPG or any of its properties is bound or affected.

         (b) The execution and delivery of this Agreement by IPG and the Shareholders do not, and the performance of this Agreement by IPG and the Shareholders shall not, require any consent, approval, authorization or permit of, or filing with or notification to, any court, administrative agency, commission, or governmental or regulatory authority, domestic or foreign, except for applicable requirements, if any, of the Securities Act, the Exchange Act, state securities laws, and the rules and regulations thereunder, and the rules and regulations of NASDAQ.

         4.5 Compliance; Permits. (a) IPG is not in conflict with, or in default or violation of, (i) any law, rule, regulation, order, judgment or decree applicable to IPG or by which any of its properties is bound or affected, or
(ii) any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which IPG is a party or by which IPG or any of its properties is bound or affected. No investigation or review by any governmental or regulatory body or authority is pending or, to the knowledge of IPG, threatened against IPG, nor has any governmental or regulatory body or authority indicated an intention to conduct the same.

         (b) IPG holds all permits, licenses, variances, exemptions, orders and approvals from governmental authorities which are necessary or desirable to the operation of the business of IPG (collectively, the "IPG Permits"). IPG is in compliance in all respects with the terms of the IPG Permits.

         4.6 Financial Statements. (a) Within sixty (60) days from the effective date of this agreement, IPG will delivered to MVHI a fully audited and compiled balance sheet of IPG and the related audited compiled profit and loss statement for the period from inception to the present (collectively, the "IPG Financial Statements").

         (b) The IPG Financial Statements will present fairly the value of the assets of IPG as of the effective date and the results of operations for the period indicated. The IPG Financial Statements will be prepared in accordance with GAAP consistently applied.

         (c) Since the date of the IPG Financial Statements, there have been no material adverse changes in the financial condition, assets, liabilities or business of IPG, nor any increase paid, or agreed to, in the compensation, retirement benefits or other commitments to employees of IPG.

         4.7 No Undisclosed Liabilities. IPG does not have any liabilities (absolute, accrued, contingent or otherwise) except (i) liabilities provided for in the IPG Financial Statements, (ii) liabilities incurred in the ordinary course of business, or (iii) banking, accounting, legal and printing fees associated with the transactions contemplated by this Agreement.

4.8 Litigation. There are no claims, actions, suits, investigations or proceedings pending or, to the knowledge of IPG, threatened against IPG or any properties or rights of IPG or as to which IPG has received any written notice or assertion, before any court, arbitrator or administrative, governmental or regulatory authority or body, domestic or foreign.

         4.9 Labor Matters. There is no litigation pending or, to the knowledge of IPG, threatened, between IPG and any of its employees. As of the date of this Agreement, IPG is not a party to any collective bargaining agreement or other labor union contract applicable to persons employed by IPG nor does IPG know of any activities or proceedings of any labor union to organize any such employees.

As of the date of this Agreement, IPG has no knowledge of any strikes, slowdowns, work stoppages or lockouts, or threats thereof, by or with respect to any employees of IPG.

         4.10 Restrictions on Business Activities. There is no agreement, judgment, injunction, order or decree binding upon IPG which has or could reasonably be expected to have the effect of prohibiting or impairing any business practice of IPG, any acquisition of property by IPG or the conduct of business by IPG as currently conducted.

         4.11 Title to Property. IPG has good and defensible title to all of its properties and assets, free and clear of all liens, charges and encumbrances; and all leases pursuant to which IPG leases from others material amounts of real or personal property are in good standing, valid and effective in accordance with their respective terms, and there is not, under any of such leases, any existing default or event of default (or any event which with notice or lapse of time, or both, would constitute a default). All the plants, structures and equipment of IPG are in good operating condition and repair.

         4.12 Taxes. Prior to the Closing, IPG will have timely filed all tax returns required to be filed by it, have paid all Taxes shown thereon to be due and have provided adequate accruals in all respects in accordance with GAAP in its financial statements for any Taxes that have not been paid, whether or not shown as being due on any returns. In addition, (i) no claim for unpaid Taxes that are currently, or will be prior to the Closing, due and payable has become a lien against the property of IPG or is being asserted against IPG, (ii) no audit of any Tax Return of IPG is being conducted by a tax authority, (iii) no extension of the statute of limitations on the assessment of any Taxes has been granted by IPG and is currently in effect and (iv) there is no agreement, contract or arrangement to which IPG is a party that may result in the payment of any amount that would not be deductible pursuant to Sections 280G, 162(a) (by reason of being unreasonable in amount), 162(b) through (p) or 404 of the Code.

         4.13 Environmental Matters. IPG (i) has obtained all applicable permits, licenses and other authorizations which are required under Federal, state or local laws relating to pollution or protection of the environment, including laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, or hazardous or toxic materials or wastes into ambient air, surface water, ground water, or land or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants or hazardous or toxic materials or wastes by IPG (or its respective agents); (ii) is in material compliance with all terms and conditions of such required permits, licenses and authorizations, and also is in compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in such laws or contained in any regulation, code, plan, order, decree, judgment, notice or demand letter issued, entered, promulgated or approved thereunder; (iii) as of the date hereof, is not aware of nor has received notice of any event, condition, circumstance, activity, practice, incident, action or plan which is reasonably likely to interfere with or prevent continued compliance or which would give rise to any common law or statutory liability, or otherwise form the basis of any claim, action, suit or proceeding, based on or resulting from IPG's (or any of its respective agents) manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling, or the emission, discharge, or release into the environment, of any pollutant, contaminant, or hazardous or toxic material or waste; and (iv) has taken all actions necessary under applicable requirements of Federal, state or local laws, rules or regulations to register any products or materials required to be registered by IPG (or any of its respective agents).

         4.14 Intangible Assets. IPG has full rights to all patents and patent applications (pending or in the process of preparation), domestic or foreign, patent rights, trademarks, trade names and licenses under the patents of others, trade secrets, secret processes and other proprietary rights of every kind and nature used by IPG at any time or necessary for use by IPG in its business as presently conducted. All such patents, patent applications, patent rights and licenses are valid and effective in accordance with their terms, and all such trade names, trade secrets, secret processes and other proprietary rights are valid and effective. The conduct of IPG's business or any other actions by IPG has not and does not infringe upon the patents, trademarks, trade secrets, or copyrights or other intellectual property rights of any other party. IPG has not received any notice of any claim of infringement.

         4.15 Directors and Officers. IPG has delivered to MVHI a complete list of the current Board of Directors, Managers and officers to MVHI.

         4.16 Corporate Record Books. The corporate record books of IPG are in good order, complete, accurate, up to date, with all necessary signatures, and set forth all meetings and actions set forth in all certificates of votes of

Shareholders or directors furnished to anyone at any time.

         4.17 Lack of Disputes. There is currently no dispute, pending or, to the knowledge of IPG, threatened, anticipated or contemplated of any kind with any customer, supplier, source of financing, employee, landlord, or licensee of IPG.

         4.18 Member Approval. The Shareholders of IPG have, as of the date of this Agreement, (i) approved this Agreement and the transactions contemplated hereby, and (ii) determined that this Agreement is in the best interests of the Shareholders of IPG and is on terms that are fair to such Shareholders.

         4.19 Vote Required. The affirmative vote of the holders of a majority of the outstanding Units (Shareholders interests) of IPG Common Stock is the only vote necessary to approve this Agreement and the transactions contemplated hereby.

         4.20 Disclosures. None of the representations or warranties by IPG in this Agreement and no statement contained in any certificate or other writing furnished by IPG in connection herewith contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained herein or therein not misleading.

         4.21 Confidentiality and Non Disclosure. None of the parties hereto shall disclose to any third party any information obtained pursuant to this Agreement or relating to any other party which is not otherwise generally available to the public or not already within its knowledge, except as may be required by applicable law or as expressly agreed by the parties.

         4.22 Access to Information. IPG has provided MVHI and its representatives (i) full access to all of its offices, properties, books, records, documents and personnel and furnished such information regarding IPG as they may have requested; and (ii) any and all relevant documents regarding securities filings, broker dealer due diligence packages and offering memorandums.

                                    ARTICLE V
                       TERMINATION, AMENDMENT AND WAIVERS

     5.1 Termination. This Agreement may be terminated at any time prior to Closing, whether before or after the requisite approvals of the Shareholders of MVHI or IPG:

         (a) by mutual written consent duly authorized by the Boards of Directors of IPG and MVHI;

         (b) by either IPG or MVHI if the Closing shall not have been consummated by December 18, 2002, for any reason; provided, however, that the right to terminate this Agreement under this Section 5.1(b) shall not be available to any party whose action or failure to act has been a principal cause of or resulted in the failure of the Closing to occur on or before such date and such action or failure to act constitutes a breach of this Agreement;

         (c) by IPG, upon a breach of any representation, warranty, covenant or agreement on the part of MVHI;

         (d) by MVHI, upon a breach of any representation, warranty, covenant or agreement on the part of IPG; or


         (e) by either IPG or MVHI if a governmental entity shall have issued an order, decree or ruling or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement, which order, decree, ruling or other action is final and cannot be appealed.

         5.2 Notice of Termination; Effect of Termination. Any termination of this Agreement pursuant to Section 5.1 will be effective immediately upon the delivery of written notice by the terminating party to the other parties hereto. In the event of any such termination, this Agreement shall be of no further force or effect, except (i) as set forth in this Section 5.2, Section 5.3 and
Article VII (General Provisions), each of which shall survive the termination of this Agreement, and (ii) nothing herein shall relieve any party from liability for any breach of this Agreement.

         5.3 Fees and Expenses. Except as set forth in this Section 5.3, all fees and expenses in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees and expenses, whether or not the Closing occurs.

     5.4 Amendment. This Agreement may be amended only by an instrument in writing signed by all of the parties.

         5.5 Waiver. Any party may (i) waive any inaccuracies in the representations and warranties made to such party contained herein or in any document delivered pursuant hereto or (ii) waive compliance with or fulfillment of any of the agreements or conditions for the benefit of such party contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach, whether or not similar. Any waiver must be in an instrument in writing signed by the waiving party. Delay in exercising any right under this Agreement shall not constitute a waiver of such right.


                                   ARTICLE VI
                     LEAK-OUT AGREEMENTS; PUBLIC DISCLOSURE

         6.1 Public Disclosure. IPG and MVHI will consult with each other and, to the extent practicable, agree before issuing any press release or otherwise making any public statement with respect to this Agreement and the transactions contemplated hereby and will not issue any such press release or make any public statement prior to such consultation, except as may be required by law or any listing agreement with a national securities exchange or NASDAQ. The parties have agreed to the text of the press release announcing the signing of this Agreement and the Closing.

                                   ARTICLE VII
                               GENERAL PROVISIONS

         7.1 Non-Survival. The representations and warranties of MVHI, IPG and the Shareholders contained in this Agreement shall terminate at the Closing and only the covenants and agreements that by their terms survive the Closing shall survive the Closing.

         7.2 Notices. All notices and other communications hereunder shall be in writing and shall be delivered or sent, with the copies indicated, if delivered personally, by registered or certified mail (postage pre-paid, return receipt requested), fax (with confirmation and additional copy sent by overnight delivery service) or overnight delivery service (by a reputable national carrier) to the parties as follows (or at such other address as a party may specify by notice given pursuant to this Section):

                  (a)      If to MVHI:
                           Van Stillman, Esq.
                           1177 George Bush Blvd, Suite 308
                           Delray Beach  FL 33483


                  (b)      If to IPG :
                           Keith Berglund, General Counsel
                           The Berglund Group
                           1888 Century Park East, Suite 2010
                           Los Angeles   CA 90064

         All notices shall be deemed given and received one business day after their delivery to the addresses for the respective party, with the copies indicated as provided in this Section.

         7.3 Further Assurances. At any time, and from time to time, after the Closing, each party will execute such additional instruments and take such additional action as may be reasonably requested by any other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out and effect the intent and purposes of this Agreement.

         7.4 Interpretation. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         7.5 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

         7.6 Entire Agreement; Third Party Beneficiaries. This Agreement and the documents and instruments and other agreements among the parties hereto as contemplated by or referred to herein (a) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof; and (b) are not intended to confer upon any other person any rights or remedies hereunder, except as specifically provided in Section 7.11.

         7.7 Severability. In the event that any provision of this Agreement or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

         7.8 Other Remedies; Specific Performance. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

         7.9 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.
         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

                         MIDWEST VENTURE HOLDINGS, INC.

By:
    ----------------------------------------------------------------------------
Shane Jones, CEO

                          INSPIRATION PRODUCTS GROUP, INC.

By:
    ----------------------------------------------------------------------------
Keith Berglund, Gen. Counsel

                                  Exhibit 99.1



PRESS RELEASE

Inspiration Products Group Inc. Shareholders Acquire Majority Interest of Midwest Venture Holdings Inc.


LOS ANGELES--(BUSINESS WIRE)--Dec 30, 2002--Pursuant to a Plan and Agreement of Share Exchange dated December 20, 2002, Midwest Venture Holdings Inc. , a Nevada corporation ("MVHI" or the "Company") (OTC BB:MVHI) will acquire all of the issued and outstanding shares of common stock, no par value, of Inspiration Products Group Inc., a privately held Nevada corporation ("Inspiration"), in exchange for newly-issued shares of common stock, $0.0001 par value, of MVHI (the "Acquisition Shares"). When consummated, the shareholders of Inspiration


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will control MVHI. A final closing of the business combination will occur after all of the conditions provided for in the agreement have been complied with. It is anticipated that the closing will occur during the first half of January, 2003.


MVHI has agreed to issue 25,000,000 Acquisition Shares to the stockholders of Inspiration in exchange for the 1000 issued and outstanding shares of common stock of Inspiration by them. As a result of the Agreement, and the transactions in connection therewith (the "Share Exchange"), (i) the shareholders of Inspiration will beneficially own approximately 80% of the outstanding shares of common stock of the Company and the shareholders of MVHI will beneficially own approximately 20% of the outstanding shares of the Company, and (ii) Inspiration will now become a wholly-owned subsidiary of MVHI, through which MVHI will henceforth operate its business.


About Inspiration Products Group


The Vatican Library has authorized and licensed a third-party organization to make products and services available (including authorized use of the Vatican Library name and official logo), utilizing the contents of the Biblioteca Apostolica Vaticana ("BAV"), a private library of the Popes founded in 1451. The Vatican Library is physically comparable to six football fields in volume and holds one of the great collections of art, manuscripts, sculpture, and historical documents that exists in the world. Inspirations Product Group is the approved worldwide licensing representative of the organizations that hold the license rights for the Vatican Library. The Company has been formed specifically to fully exploit these commercial opportunities on a global basis. Inspirations Product Group has also negotiated terms for, and intends to acquire the exclusive worldwide license rights of, the official Vatican Library retail stores, kiosks, and other points of sale. The Company has been formed specifically to fully develop these licensing sales and retail store commercial opportunities on a global basis. Inspiration Products Group's business agreement with the Vatican Library's exclusive license holders will permit the Company to exclusively develop various Vatican Library "at retail" programs worldwide. A multi-platform business plan has been developed to maximize the potential of the exclusively licensed Vatican Library rights being acquired by the Company. This plan includes business development in the following areas.

     -    Vatican Library Collection Church Kiosk Program

     -    Vatican Library Collection Product Displays in U.S. Shrines

     -    Church & Shrine Program Product Fulfillment

     -    The Direct Marketing of Targeted Vatican Library Branded Products.

Safe Harbor Act Disclaimer


The statements contained in this release and statements that the Company may make orally in connection with this release are not historical fact and are forward-looking statements within the meaning of the private securities Litigation Reform Act of 1995. Actual results may differ materially from those forward-looking statements, as such statements involve risks and uncertainties that could significantly impact the company's business and the actual outcome and results may differ materially.

Contact:  The Berglund Group
Keith Berglund, General Counsel, 310-822-2500



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